UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARCONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice to Shareholders from the Board of Directors of Arconic Inc.

To Fellow Shareholders:

We will soon be sending you a detailed proxy statement and WHITE proxy card in connection with the Arconic Inc. 2017 Annual Meeting. Your Board of Directors recommends that you refrain from making any voting decision until you have had a chance to carefully review the Arconic proxy materials. There is no need to take any action at this time.

PLEASE DO NOT VOTE USING ANY BLUE PROXY CARD

YOU MAY RECEIVE FROM ELLIOTT MANAGEMENT CORPORATION

You may be receiving proxy materials from affiliates of Elliott Management Corporation, a shareholder that has nominated its own slate of four director candidates in opposition to your Board’s director nominees. We believe the election of Elliott Management’s nominees would adversely affect the successful execution of the strategic plan already underway to enhance shareholder value. Your Board is confident in its robust governance processes, in the strong leadership in place at the Company, and in Arconic’s ability to deliver superior value for all shareholders.

Your Board strongly urges all Arconic shareholders NOT to take any action in response to Elliott Management’s proxy materials until you receive Arconic’s proxy materials and have had a chance to review them. In particular, we urge you NOT to vote using any BLUE proxy card you might receive from Elliott Management. There is no need to take any action at this time.

If you have any questions, please do not hesitate to contact the firm assisting us on this matter, Innisfree M&A Incorporated, toll free at 1-877-750-5836.

YOUR BOARD IS FIRMLY COMMITTED TO ENHANCING VALUE

FOR ALL ARCONIC SHAREHOLDERS

We value and welcome the opinions of Arconic shareholders; your Board of Directors has acted, and will continue to act, in the best interest of ALL shareholders.

Thank you for your continued support.

Sincerely,

The Board of Directors of Arconic Inc.

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Important Additional Information

Arconic Inc. (“Arconic”) has filed a preliminary proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Preliminary Proxy Statement”). Arconic, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of Arconic’s directors and executive officers and their respective interests in Arconic by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in Arconic’s securities are not reported, or have changed since the amounts described, in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Arconic’s Board of Directors for election at the 2017 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.